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                                                                     EXHIBIT 4.4

                      SPECIMEN OF COMMON STOCK CERTIFICATE

ISOLAGEN, INC.

Incorporated under the laws of the state of Delaware
50,000,000 authorized shares; $.001 par value; Non-assessable

Number:                 Shares:
       ------------            -------------

CUSIP NO. 46488N103

This certifies that _____________ is the registered holder of _______________ shares of ISOLAGEN, INC. common stock transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
       -----------

By:                                            By:
   -------------------------------                -----------------------------
        Authorized Signature                           Authorized Signature

Corporate seal of Isolagen, Inc.

COUNTERSIGNED AND REGISTERED
         FIDELITY TRANSFER COMPANY (SALT LAKE CITY, UTAH)

By:
   -------------------------------
        Authorized Signature

                            [Reverse of Certificate]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT -        Custodian
TEN ENT - as tenants by the entireties                              ------           ------
JT TEN -  as joint tenants with right of                            (Cust)           (Minor)
          survivorship and not as tenants                           under Uniform Gifts to Minors
          in common                                                  Act
                                                                        -------------------------
                                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ___________ hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee:______________

Please print or typewrite name and address, including zip code, of assignee:________________________

__________ Shares of the capital stock represented by the within certificate, and do herby irrevocably constitute and appoint ______________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      --------------                    -----------------------
                                        (SIGNATURE)

NOTICE: Signature must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, broker or any other eligible guarantor institution that is authorized to do so under the securities transfer agents medallion program (stamp) under rules promulgated by the U.S. Securities and Exchange Commission.